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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 26, 1998
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                          Coram Healthcare Corporation
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             (Exact name of registrant as specified in its charter)




          Delaware                    1-11343                33-0615337
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)          Identification No.)


1125 17th Street, Suite 2100, Denver, CO                       80202
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(Address of principal executive offices)                     (Zip code)



Registrant's Telephone Number, including area code (303) 292-4973
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(Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.


         On August 26, 1998, Coram Healthcare Corporation (the "Company") received initial funding under an agreement dated as of August 20, 1998 providing for a new senior credit facility (the "New Senior Credit Facility") with the initial lenders being Foothill Income Trust, L.P., an affiliate of Foothill Capital Corporation, Cerberus Partners L.P., Goldman Sachs Credit Partners L.P. (collectively the "Lenders") and Foothill Capital Corporation serving as agent for the Lenders. The New Senior Credit Facility provides the Company availability of up to $60.0 million for acquisitions, working capital, letters of credit and other corporate purposes. The New Senior Credit Facility expires February 2001 and bears interest on outstanding principal at a per annum rate equal to prime plus 1.5% (subject to increase of 0.25% in certain circumstances). The terms of the New Senior Credit Facility include the issuance, subject to customary anti-dilution adjustments, of warrants to purchase 1.9 million shares of the Company's common stock, par value $0.001 per share, which bear an $0.01 exercise price per share and the payment of an upfront fee of 1.0%.


         The foregoing description of the New Senior Credit Facility is qualified in its entirety by reference to such exhibits.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

                  1. Credit Agreement dated as of August 20, 1998 among the Company, Goldman Sachs Credit Partners L.P., Cerberus Partners, L.P., Foothill Partners III, L.P. (collectively the "Lenders") and Foothill Capital Corporation as agent for the Lenders. The exhibits and schedules to the Credit Agreement are omitted from this exhibit. The Company agrees to furnish supplementally any omitted exhibit or schedule to the Securities and Exchange Commission.

                  2. Warrant Agreement and Form of Warrant Certificate dated August 20, 1998 among the Company, Cerberus Partners, L.P., Goldman Sachs Credit Partners L.P. and Foothill Income Trust L.P.

                  3.       Form of press release dated August 21, 1998


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                                         SIGNATURE



         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         CORAM HEALTHCARE CORPORATION




                                         By /s/ WENDY L. SIMPSON
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                                            Wendy L. Simpson,
                                            Executive Vice President and Chief
                                            Financial Officer



Dated:  September 1, 1998


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                                  EXHIBIT INDEX



                  1. Credit Agreement dated as of August 20, 1998 among the Company, Goldman Sachs Credit Partners L.P., Cerberus Partners, L.P., Foothill Partners III, L.P. (collectively the "Lenders") and Foothill Capital Corporation as agent for the Lenders. The exhibits and schedules to the Credit Agreement are omitted from this exhibit. The Company agrees to furnish supplementally any omitted exhibit or schedule to the Securities and Exchange Commission.

                  2. Warrant Agreement and Form of Warrant Certificate dated August 20, 1998 among the Company, Cerberus Partners, L.P., Goldman Sachs Credit Partners L.P. and Foothill Income Trust L.P.

                  3.       Form of press release dated August 21, 1998